Costs and Expenses by Nature (Details) - Employees	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Costs and Expenses by Nature [Abstract]
Average number of employees	16,211	18,028
Description of cost and expenses	(ii)The increase in 2022 is of S/138 millons mainly due to: a) results of arbitration processes in the subsidiary Cumbra Peru S.A. for S/41.6 million (S/38.1 million with Empresa de Generacion Electrica Machupichu S.A, S/2.8 million with SEDAPAL S.A., and S/0.7 million with the Irrigation Subsectoral Program - PSI, as indicated in (Note 20.c) b) in the subsidiary Unna Energia S.A. for S/85.2 million as a consequence of the increase in the royalty rate in accordance with the license contracts of lots III and IV, resulting from the 17% increase in oil production and the 36% increase in the price. In 2022 production was 225.6 thousand barrels at an average price per barrel of US$93.24 (In 2021 production was 192.4 thousand barrels at an average price per barrel of US$68.73).